UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2026

Liberty Global Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35961	98-1750381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

+1.303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common shares	LBTYA	Nasdaq Global Select Market
Class B common shares	LBTYB	Nasdaq Global Select Market
Class C common shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Statement

On July 31, 2026, Ziggo Group B.V. (formerly known as Liberty Global Holding B.V. and hereafter referred to as “Ziggo Group” or the “Company”), an indirect wholly-owned subsidiary of Liberty Global Ltd. (“Liberty Global”), completed the acquisition from Vodafone Europe B.V. (“Vodafone”) and Vodafone International S.à r.l. (together, the “Vodafone Sellers”), subsidiaries of Vodafone Group Plc, of (i) all of the issued and outstanding shares held by Vodafone in VodafoneZiggo Group Holding B.V. (“VodafoneZiggo”), representing 50% of the issued share capital of VodafoneZiggo, and (ii) all of the shareholder loans held by Vodafone International 1 S.à r.l. to VodafoneZiggo Group B.V. (collectively, the “VodafoneZiggo Acquisition” or the “Transaction”). Following completion of the Transaction, the Company owns 100% of the issued share capital of VodafoneZiggo, and Vodafone holds a 10% non-controlling equity interest in the Company.

The Registrant reported the closing of the Transaction and certain related matters under Item 1.01 and Item 2.01 of its Current Report on Form 8-K, dated August 6, 2026 (File No. 001-35961) (the “August 8-K”), and undertook therein to file the financial statements required by Item 9.01(a) of Form 8-K (the “Historical Financial Statements”) and the pro forma financial information required by Item 9.01(b) of Form 8-K (the “Pro Forma Financial Information”), in each case, in connection with the closing of the Transaction, by amendment to the August 8-K within 71 calendar days after the date on which the August 8-K was required to have been filed.

The Historical Financial Statements and the Pro Forma Financial Information are being filed herewith under Item 9.01 of this Current Report on Form 8-K/A (Amendment No. 1).

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 is hereby amended in its entirety to read as follows:

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of VodafoneZiggo as of and for the years ended December 31, 2025 and 2024 are incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited condensed consolidated financial statements of VodafoneZiggo as of and for the six months ended June 30, 2026 and 2025 are incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information, and the related notes thereto, of Liberty Global, as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025, respectively, are incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits.

Exhibit No.	Exhibit Name

10.1*+	Shareholders' Agreement, dated July 31, 2026, by and among Liberty Global Holding B.V., Liberty Global Broadband I Limited and Vodafone Europe B.V.

23.1**	Consent of KPMG Accountants N.V.

99.1**	Audited consolidated financial statements of VodafoneZiggo as of and for the years ended December 31, 2025 and 2024

99.2**	Unaudited condensed consolidated financial statements of VodafoneZiggo as of and for the six months ended June 30, 2026 and 2025

99.3**
Unaudited pro forma condensed combined financial information, and the related notes thereto, of Liberty Global Ltd., as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025, respectively

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*     Filed with the Registrant's Form 8-K dated August 6, 2026
**     Filed herewith
+     Certain portions of this exhibit are omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are not material and are the type that the registrant treats as private or confidential. The Registrant hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL LTD.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: October 13, 2026